Supplement dated November 28, 2011

to the variable annuity prospectus for

MassMutual Evolution

dated May 1, 2011, as amended

Subject to state availability, for contracts issued after December 30, 2011 we are making the following changes:

a)	we are lowering from 70% to 30% the maximum percent of each purchase payment that can be allocated to The Fixed Account; and

b)	we are limiting any transfer from the funds such that no transfer can cause your contract value in The Fixed Account to exceed 30% of your total contract value.

To reflect these changes we are revising certain sections of the prospectus as noted below.

1)	In “Purchasing a Contract—Allocation of Purchase Payments” the “The Fixed Account” section is deleted and replaced with the following:

The Fixed Account. If you are participating in a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit or Guaranteed Minimum Withdrawal Benefit, you may not allocate purchase payments to The Fixed Account. Otherwise, subject to state availability, for contracts issued after December 30, 2011, you may allocate up to 30% of each purchase payment to The Fixed Account. For contracts issued on or before December 30, 2011, you may allocate up to 70% of each purchase payment to The Fixed Account. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to The Fixed Account.

2)	In “Investment Choices—The Fixed Accounts” in the “The Fixed Account” section the first two paragraphs are deleted and replaced with the following:

The Fixed Account. Subject to state availability, for contracts issued after December 30, 2011, you may allocate up to 30% of each purchase payment to The Fixed Account. For contracts issued on or before December 30, 2011, you may allocate up to 70% of each purchase payment to The Fixed Account. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to The Fixed Account. Currently, if you are participating in a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit or Guaranteed Minimum Withdrawal Benefit, you may not allocate purchase payments to The Fixed Account.

We will only exercise our right to discontinue access to The Fixed Account if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.

3)	In “Transfers and Transfer Programs—Limits on Transfers” item (1) is deleted and replaced with the following:

1)	Subject to state availability, for contracts issued after December 30, 2011, we currently limit any transfer from the funds such that no transfer can cause your value in The Fixed Account to exceed 30% of your contract value. For contracts issued on or before December 30, 2011, we currently limit any transfer from the funds such that no transfer can cause your value in The Fixed Account to exceed 70% of your contract value. We reserve the right, upon providing you with 30 days notice, to change this percentage or to disallow transfers to The Fixed Account.

If you have any questions, please contact your registered representative or call our Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time to speak to a representative.

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